Exhibit 99.1

Reliance Global Group Regains Compliance with Nasdaq Continued Listing Requirements

LAKEWOOD, N.J., July 17, 2024 — Reliance Global Group, Inc. (Nasdaq: RELI; RELIW) (“Reliance”, “we” or the “Company”), announced that the Company received notice from The Nasdaq Stock Market on July 16, 2024, indicating that Reliance had regained compliance with the minimum bid price requirement under Nasdaq Rule 5550(a)(2).

Mr. Ezra Beyman, Chairman and CEO of Reliance, commented, “We are pleased to have regained compliance with Nasdaq’s continued listing requirements. Maintaining our Nasdaq listing is crucial, and this achievement is fundamental as we continue to make strides in growing the Company and enhancing shareholder value, which positions the Company for continued long-term success.”

“We remain heavily focused on executing on our strategic initiatives, including closing on our pending acquisition of Spetner Associates and seeking out additional accretive acquisition opportunities. Our team continues to make great progress with our OneFirm initiative, as has been previously announced, and we remain dedicated to delivering exceptional results through an enhanced robust and resilient organization, which will drive our growth in revenues, earnings, cash flows and shareholder value.”

About Reliance Global Group, Inc.

Reliance Group, Inc. (NASDAQ: RELI, RELIW) an InsurTech pioneer, is working to transform the traditional insurance agency model by combining artificial intelligence (AI) with the personalized experience of a traditional insurance agency model. Reliance Global Group’s growth strategy includes the organic expansion of its current portfolio of agencies owned in addition to the growth of 5MinuteInsure.com, its online business-to-consumer platform that utilizes artificial intelligence and data mining, to provide competitive insurance quotes within 5 minutes, and RELI Exchange, its B2B InsurTech platform and agency partner network for insurance agents and agencies, designed to give independent agents an entire suite of business development tools and the ability to effectively compete with national agencies. Additional information about the Company is available at https://www.relianceglobalgroup.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions and include statements such as the Company having built a best-in-class InsurTech platform, making RELI Exchange an even more compelling value proposition and further accelerating growth of the platform, rolling out several other services in the near future to RELI Exchange agency partners, building RELI Exchange into the largest agency partner network in the U.S., the Company moving in the right direction and the Company’s highly scalable business model driving significant shareholder value. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission and elsewhere and risks and uncertainties related to the Company’s ability to generate the revenue anticipated and the ability to build the RELI Exchange into the largest agency partner network in the U.S., and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as the same may be updated from time to time. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Crescendo Communications, LLC

Tel: +1 (212) 671-1020

Email: RELI@crescendo-ir.com